Exhibit 12.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO EXCHANGE ACT RULE 13a-14(a)/15d-14(a),

AS ADOPTED PURSUANT TO SECTION 302

OF THE SARBANES-OXLEY ACT OF 2002

I, Xie, Dongjian, certify that:

1.	I have reviewed this Amendment No. 1 to the Annual Report on Form 20-F for the fiscal year ended December 31, 2025 of Delixy Holdings Ltd (the “Report”); and

2.	Based on my knowledge, this Report, as amended, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Report.

Delixy Holdings Ltd

Dated: July 22, 2026

By:	/s/ Xie, Dongjian
Xie, Dongjian
Chief Executive Officer
(Principal Executive Officer)